UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2010

CELGENE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34912	22-2711928
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On December 30, 2010, Celgene Corporation announced that it will provide an overview of the company at the Goldman Sachs Healthcare CEOs Unscripted Conference at 3:15 p.m. ET on Thursday, January 6, 2011 and at the 29th Annual J.P. Morgan Healthcare Conference on Monday, January 10, 2011 at 11:00 a.m. ET.

Attached hereto and incorporated herein by reference as Exhibit 99.1 is the Press Release announcement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 – Press Release dated December 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: January 4, 2011

By: /s/ Jacqualyn A. Fouse
Name: Jacqualyn A. Fouse
Title: Sr. Vice President and Chief Financial Officer